Exhibit 99.1

Paramount Field Services, LLC 3144 South Winston Ave. Tulsa, OK 74135 Office: 918-346-6211 Fax: 888-344-4094 www.paramount.io

October 19, 2023

Cantor Fitzgerald & Co.

110 East 59th Street

New York, NY 10022

Independent Advisor’s Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by the addressee (the “Specified User”), with respect to the Bastion Funding I, LLC (the “Issuer”) 2023 second securitization of Bastion owned interests in certain oil and gas wells (the “Assets”). Raisa Energy, LLC (together with any subsidiaries or affiliates, the “Company”) is responsible for the completeness and accuracy of the information provided to us upon which we relied in forming our findings. The sufficiency of these procedures is solely the responsibility of the Specified User. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following conventions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to, verified mathematical accuracy, if applicable, and found to be in agreement with, unless otherwise noted.

•	The term “recomputed” means calculated and found to be in agreement with, unless otherwise noted.

I.	Comparisons and Recomputations of Certain Wellbore Interest Attributes

1.	On August 25, 2023, amended thereafter on October 6, 2023, we were provided by the Company with a computer-generated data file which contained certain attributes, as delineated in Exhibit A, (the “Data File”) for 1,047 well locations that were operational as of August 1, 2023 (the “Cut-Off Date”). All wells from the Data File that were operational as of the Cut-Off Date were selected for detailed testing.

2.	For each of the Well Sample Units, we compared and/or recomputed the attributes listed in Exhibit A as per the Data File to applicable source documentation, all of which were provided by the Company. The exceptions noted during the course of our testing are listed in attached Exhibit B.

We make no representations as to (i) the accuracy of the information set forth in the Data File, (ii) the actual characteristics or existence of the underlying documents or data comprising the Data File (other than with respect to the procedures described herein relating to the Well Sample Units) or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, or (iii) whether any of the documents provided to us by the Company or its representatives are comprehensive and valid instruments. Also, the procedures performed would not necessarily reveal any material misstatement of the information referred to above. This report relates only to the items specified above and does not extend to the Company’s financial statements for any date or period.

We were not engaged to and did not perform an examination, the objective of which would be the expression of an opinion on the information referred to above. Accordingly, we do not express such an opinion. Had we performed additional procedures; other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified User and is not intended to be and should not be used by anyone other than the Specified User without our prior consent. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

Regards,

/s/ Jonahs Goodrich
Jonahs Goodrich,
Project Manager
Paramount Field Services, LLC

EXHIBIT A

Agreed Upon Procedures

Using non-statistical sampling techniques, representatives of the Issuer selected 1,047 well locations from the population of well locations included in the Data File and Paramount Field Services, LLC, performed the following procedures with respect to the below noted Data File Fields:

•	Review Well Information: Examine the Data File “Bastion-BFI ABS well list-Paramount Review-v01-2023_08_25.xlsx” to verify that the following well identifying details are accurately represented:

	○	Well Name: Confirm that the well names match those associated with EnergyLink.com.

	○	API Number: Validate that the API numbers are consistent with EnergyLink.com records.

	○	Well Operator: Ensure that the well operator names align with the information available on EnergyLink.com.

•	Net Working Interest %: Conduct a search on EnergyLink.com to locate the Joint Interest Billing (JIB) Statements associated with the wells mentioned in the Data File. Agree to Net Working Interest % on the Data File. We permitted an allowable positive variance of +1% and did not note variances where Raisa understated its working interest.

•	Net Revenue Interest %: Conduct a search on EnergyLink.com to locate the Revenue Statements associated with the wells mentioned in the Data File. Agree to Total Net Revenue Interest % on the Data File, being the sum of all revenue interest types (i.e., Working Interest Revenue (“WI NRI”), Royalty Interest (“RI”), and Overriding Royalty Interest (“ORRI”). We permitted an allowable variance of less than -1% and did not note variances where Raisa overstated its net revenue interest.

	○	Take-in-Kind (TIK) Well NRI: Agree to the Total Net Revenue Interest % by comparing Division Orders and Revenue Decks provided by Raisa with the JIB working interest and reconcile it with any royalty interest and overriding royalty interest identified on Revenue Statements related to the specified wells in the Data File.

	○	Tract Allocation Well NRI: Validate the Total Net Revenue Interest % by cross-referencing Revenue Statements accessible on EnergyLink.com with the North Dakota Super Unit Agreement, which provides tract participation factors. Proportionately adjust the gross net revenue interest per tract indicated on the Revenue Statements to ascertain the proportional unit NRI. Wells that fall in this category include Corral Creek Unit (“CCU”), Grinnell Bakken Unit (“GBU”), and Long Creek Unit (“LCU”).

EXHIBIT B

No exceptions were noted during the course of our testing procedures.